UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 22, 2004


                         MARLIN BUSINESS SERVICES CORP.
                 (Exact Name of Registrant Specified in Charter)


     Pennsylvania                   000-50448                   38-3686388
   (State or Other              (Commission File             (I.R.S. Employer
    Jurisdiction of                  Number)                Identification No.)
    Incorporation)



            124 Gaither Drive, Suite 170
                  Mount Laurel, NJ                                   08054
      (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (888) 479-9111


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.
         ----------------------------------------

The Registrant issued a press release on July 22, 2004, announcing the completion of a $304.6 million term asset backed securitization. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(c)  Exhibits.

         99.1 Press release issued by Marlin Business Services Corp. on July 22, 2004.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MARLIN BUSINESS SERVICES CORP.



Date: July 22, 2004                          By: /s/ Daniel P. Dyer
                                                 -------------------------------
                                                 Name: Daniel P. Dyer
                                                 Title: Chief Executive Officer

                                INDEX TO EXHIBITS



99.1   Press Release issued by Marlin Business Services Corp. on July 22, 2004.